UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan

On July 26, 2023, the stockholders of Xtant Medical Holdings, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) at the 2023 annual meeting of stockholders, which 2023 Plan replaced the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (as amended and restated, the “2018 Plan”). The Board previously approved the 2023 Plan on April 26, 2023, subject to approval by the Company’s stockholders.

The 2023 Plan became effective immediately upon approval by the Company’s stockholders and will expire on July 25, 2033, unless terminated earlier by the Board. The 2023 Plan permits the Board, or a committee thereof, to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. The Board, or committee thereof, may select 2023 Plan participants and determine the nature and amount of awards to be granted.

Subject to adjustment as provided in the 2023 Plan, the maximum number of shares of Company common stock available for issuance under the 2023 Plan is (i) 5,500,000 shares of Company common stock; plus (ii) the number of shares of Company common stock remaining available for issuance under the 2018 Plan but not subject to outstanding awards under the 2018 Plan as of July 26, 2023; plus (iii) the number of additional shares of Company common stock subject to awards outstanding under the 2018 Plan as of July 26, 2023 but only to the extent that such outstanding awards are forfeited, cancelled, expire, or otherwise terminate without the issuance of such shares of Company common stock after July 26, 2023.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2023 Plan can be found in “Proposal Seven—Approval of the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan” in the definitive proxy statement for the Company’s 2023 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2023 (the “2023 Proxy Statement”), which description is incorporated by reference herein.

Additionally, the Board approved forms of award agreements for use in granting stock options, restricted stock units and deferred stock units under the 2023 Plan. These forms are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s 2023 annual meeting of stockholders held on July 26, 2023, the Company’s stockholders approved the following three amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (collectively, the “Charter Amendments”):

●	an amendment requiring a supermajority director vote to fix the number of directors of the Company at more than seven;

●	an amendment to eliminate or limit the personal liability of the Company’s officers to the extent permitted by recent amendments to the Delaware General Corporation Law; and

●	an amendment to amend the Company’s exclusive forum provision.

A description of each of these Charter Amendments can be found in “Proposal Four—Approval of Amendment to Our Certificate of Incorporation to Require Supermajority Director Vote to Fix the Number of Directors at More than Seven,” “Proposal Five—Approval of Amendment to Our Certificate of Incorporation to Eliminate or Limit the Personal Liability of Officers” and “Proposal Six—Approval of Amendment to Our Certificate of Incorporation to Amend Exclusive Forum Provision” of the Company’s 2023 Proxy Statement. Each of these Charter Amendments became effective upon the filing of a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Xtant Medical Holdings, Inc. (collectively, the “Certificates of Amendment”) with the Secretary of State of the State of Delaware on July 26, 2023.

The foregoing description of the Charter Amendments is not complete and is qualified in its entirety by reference to the full text of the Certificates of Amendments, which are filed as Exhibits 3.1, 3.2 and 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual meeting of stockholders (the “Annual Meeting”) on July 26, 2023. As of the close of business on May 30, 2023, the record date for the Annual Meeting, there were 108,897,048 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote. Stockholders holding an aggregate of 95,542,653 shares of Common Stock entitled to vote at the Annual Meeting, representing 87.7% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered seven proposals, each of which is described in more detail in the Company’s 2023 Proxy Statement.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal One -	The six director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John Bakewell	86,937,647	425,912	8,179,094
Jonn Beeson	87,345,686	17,873	8,179,094
Sean E. Browne	87,290,919	72,640	8,179,094
Robert McNamara	87,073,202	290,357	8,179,094
Lori Mitchell-Keller	87,347,120	16,439	8,179,094
Stavros Vizirgianakis	87,312,024	51,535	8,179,094

Proposal Two -	The Company’s stockholders ratified the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,528,137	11,624	2,892	0

Proposal Three -	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2023 Proxy Statement by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
87,226,508	127,672	9,379	8,179,094

Proposal Four -	The Company’s stockholders approved the Charter Amendment eliminating or limiting the personal liability of the Company’s officers to the extent permitted by recent amendments to the Delaware General Corporation Law by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
86,936,521	422,510	4,528	8,179,094

Proposal Five -	The Company’s stockholders approved the Charter Amendment requiring a supermajority director vote to fix the number of directors of the Company at more than seven by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
86,715,607	643,269	4,683	8,179,094

Proposal Six -	The Company’s stockholders approved the Charter Amendment amending the Company’s exclusive forum provision by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
87,003,301	351,698	8,560	8,179,094

Proposal Seven -	The Company’s stockholders approved the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
87,213,652	145,378	4,529	8,179,094

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1

Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Xtant Medical Holdings, Inc., as Amended, with respect to supermajority director vote to fix the number of directors at more than seven (filed herewith)

3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Xtant Medical Holdings, Inc., as Amended, with respect to officer exculpation (filed herewith)

3.3	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Xtant Medical Holdings, Inc., as Amended, with respect to exclusive forum provision (filed herewith)

10.1	Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (filed herewith)

10.2	Form of Employee Stock Option Award Agreement for use with the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (filed herewith)

10.3	Form of Employee Restricted Stock Unit Award Agreement for use with the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (filed herewith)

10.4	Form of Non-Employee Director Restricted Stock Unit Award Agreement for use with the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (filed herewith)

10.5	Form of Non-Employee Director Deferred Stock Unit Award Agreement for use with the Xtant Medical Holdings, Inc. 2023 Equity Incentive Plan (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date: July 28, 2023